AVANANT N°1
AU
CONTRAT DE DIRECTEUR ARTISTIQUE

Monsieur Gilles NEVEU, Styliste, demeurant à Paris (septième arrondissement), rue de Lille, numéro 33,

Né le 23 juin 1968 à Lorient (56) de nationalité française et résidant en France ci-après dénommé « Le Directeur Artistique »,
et

la société OVALE S.A.  société au capital de CENT MILLE FRANCS SUISSES  (100 000 FRS) dont le siège social est à Genève (Suisse), Boulevard Hélvétique n° 36 représentée par Monsieur Vladimir FABERT, ayant tous pouvoirs à l’effet des présentes.

ci-après dénommée « OVALE S.A.  ».

IL A ETE, PRÉALABLEMENT AUX CONVENTIONS OBJET DES PRESENTES, RAPPELE ET EXPOSÉ CE QUI SUIT :

Le Directeur Artistique et OVALE SA on conclu le 10 décembre 2002 un contrat de directeur artistique (ci-après le « Contrat »)  aux termes duquel le Directeur Artistique assure la création et la direction artistique des collections de Produits, fabriqués et distribués sous la Marque.

Il assure également la création et la direction artistique de l’image des produits et de la marque, incluant également mais non limitativement : la publicité, le packaging, tous logos, la décoration intérieure des boutiques et la communication extérieure.

Aux termes de l’article 10, durée du Contrat, le Contrat expirait le 31 décembre 2004.

Passé cette date les Parties ont poursuivi l’exécution du contrat par tacite reconduction.

Les Parties ont souhaité formaliser la continuation du Contrat pour une durée indéterminée elles se sont donc rapprochées afin de conclure le présent avenant n°1 au Contrat.

CECI EXPOSE, IL A ÉTÉ ARRÊTÉ ET CONVENU CE QUI SUIT :

Article I - DEFINITIONS

Les définitions figurant à l’article 1 du Contrat sont applicables au présent avenant.

ARTICLE 2 CONTINUATION DU CONTRAT

Les parties reconnaissent et conviennent que le Contrat que s’est poursuivi et exécuté normalement depuis le 31 décembre 2004 et a été depuis lors renouvelé par tacite reconduction.

ARTICLE 3 – MODIFICATION DE L’ARTICLE 10 du CONTRAT

Les dispositions de l’article 10 du Contrat sont supprimées et remplacées par les dispositions suivantes :

« ARTICLE 10 :

Le contrat est prévu pour une durée indéterminée.

Il pourra donc être résilié à tout moment sous réserve du respect d’un préavis minimum de six (6) mois. Dans l’hypothèse où la société Ovale S.A serait à l’initiative de la résiliation du contrat et renoncerait à ce préavis, le Directeur Artistique percevra  la rémunération telle que prévue à l’article 11.2 ci-dessous correspondant aux six mois de préavis.

La résiliation devra être notifiée par lettre recommandée avec demande d’avis de réception.

En cas de résiliation du Contrat à l’initiative de la société OVALE S.A en dehors des cas prévus à l’article 13 du Contrat, le Directeur Artistique percevra, , dans les 60 jours de la réception de la lettre de résiliation, en plus de la rémunération correspondant au préavis, une somme correspondant à une année de rémunération »

ARTICLE 3 – MAINTIEN DES AUTRES DISPOSITIONS DU CONTRAT

Les autres dispositions du Contrat demeurent inchangées et valides.

ARTICLE 4 - DIVERS

4.1 Confidentialité :

Chaque partie s'engage à garder strictement confidentielles toutes les informations, savoir-faire communiqués ou auxquelles elle aura accès dans le cadre de l'exécution du présent Avenant, que ce soit oralement ou par écrit, et à ne pas dévoiler, distribuer ou disséminer les informations, ou documents ou informations, qui en dérivent, ou toute partie d'entre eux, de quelque façon, à des tiers, et à ne pas utiliser les Informations à son propre profit ou à celui de tiers, sauf dans la mesure où cela a été autorisé par écrit par l’autre partie.

Cette obligation de confidentialité continuera pendant deux (2) ans après la résiliation de cet avenant.

4.2           Notification :

Toutes communications permises ou requises par le présent avenant devront être écrites et envoyées par Lettre recommandée avec accusé de réception à l’autre partie à l’adresse figurant en tête des présentes.

Dans le cas où Le Directeur Artistique ou OVALE S.A. changerait d’adresse, Ce changement serait notifié par Lettre recommandée avec accusé de réception à l’autre partie.

La société Ovale S.A reconnaît avoir eu connaissance du changement d’adresse du Directeur Artistique pour l’adresse figurant en tête des présentes et le dispense de ce fait de la formalité prévue au présent article.

4.3           Clause attributive de juridiction et choix de la loi applicable

Le présent contrat est soumis à la loi française. Tout différend au sujet de l’interprétation ou de l’exécution des présentes qui ne pourrait être résolu à l’amiable sera soumis à la compétence des tribunaux de Paris.

Fait à Paris,
Le ___________________ 2008,
En trois exemplaires.

______________________	__________________________________
Le Directeur Artistique,	La Société OVALE S.A.
Représentée par Monsieur Vladimir FABERT